UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 1, 2002

                           A-FEM MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                     000-17119                 33-0256820
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


                   10180 SW Nimbus, J5 Portland, Oregon 97223
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 968-8800

Item 4. Changes in Registrant's Certifying Accountant

(a)    Arthur Andersen LLP

(i) On March 1, 2002, Arthur Andersen LLP resigned as A-Fem Medical's independent public accountants due to concerns that A-Fem no longer fit Arthur Andersen LLP's client profile.

(ii) The reports of Arthur Andersen LLP on the financial statements for the past two years (1999 and 2000) contained "going concern" qualified opinions.

(iii) In connection with its audits for the two most recent years (1999 and 2000) and through March 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent years (1999 and 2000) and through March 1, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) A-Fem has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen LLP dated March 8, 2002 is filed as Exhibit 16 to this Form 8-K.


Item 7. Financial Statements and Exhibits

(c)    Exhibits :

(16)    Letter re: Change in Certifying Accountant

            Arthur Andersen LLP Letter dated March 1, 2002


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        A-Fem Medical Corporation
                                               (Registrant)


March 8, 2002                           By: /s/ Steven T. Frankel
                                           ------------------------
                                           Steven T. Frankel
                                           Chief Executive Officer
                                           President


March 8, 2002                           By: /s/ Martin L. Harvey
                                           ------------------------
                                           Martin L. Harvey
                                           Controller
                                           Principal Financial Officer